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                                                                    EXHIBIT 31.2

     CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 302(a) OF
                         THE SARBANES-OXLEY ACT OF 2002

I, Michael K. Matysik, certify that:

            1. I have reviewed this report on Form 10-K/A of Cardiac Science Corporation; and

            2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

            Date: April 28, 2006

                                                   /s/   MICHAEL K. MATYSIK
                                                --------------------------------
                                                Michael K. Matysik
                                                Chief Financial Officer